Supplement dated November 8, 2002

to the

Prospectuses dated May 1, 2000 and May 1, 2002

for the

NY Keyport Advisor Vista and NY Keyport Vista Variable Annuity

issued by

Keyport Benefit Life Insurance Company

in connection with

Variable Account A

Service Center Address: 125 High Street, Boston, MA 02110-2712

Telephone No.: 1-800-367-3653

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Keyport Benefit Life Insurance Company ("Keyport Benefit"), and Sun Life Insurance and Annuity Company of New York ("Sun Life (NY)"), which are wholly-owned subsidiaries of Sun Life Assurance Company of Canada, have contacted state regulatory authorities concerning a proposal for Keyport Benefit to merge with and into Sun Life (NY), with Sun Life (NY) as the surviving corporation. A plan of merger ("Plan") for this transaction was presented to the companies' respective Boards of Directors which have considered and approved the Plan. The merger is expected to be consummated on or about December 31, 2002, subject to the approval of applicable regulatory authorities.

If the merger is consummated, Variable Account A will become a separate account of Sun Life (NY). All Keyport Benefit contracts will remain outstanding in accordance with their terms. Information concerning Sun Life (NY) will be sent to contract holders shortly after the merger is effective.

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Distributed by:
Keyport Financial Services Corp.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

NYV(2).SUP	11/02